Exhibit 99.2

Supplemental Analyst Package - 3q 2010 October 27, 2010 American Campus Communities

Table of contents :: American Campus Communities Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15 Investor Information 16

FINANCIAL highlights :: $ in thousands, except per share data American Campus Communities 2010 2009 $ Change % Change 2010 2009 $ Change % Change Total revenues $ 8 8,631 $ 76,423 $ 12,208 16.0% $ 246,856 $ 223,437 $ 2 3,419 10.5% Operating income 16,775 12,140 4,635 58,346 40,766 17,580 Net income (loss) attributable to ACC 3,905 (5,804) 9,709 2,484 (10,837) 13,321 Net income (loss) per share – basic and diluted 0 .06 (0.11) 0 .03 (0.24) FFO 23,615 13,101 10,514 61,931 49,235 12,696 FFO per share—diluted 0.39 0.24 1.10 1.00 FFOM 20,689 13,726 6,963 63,059 48,440 14,619 FFOM per share—diluted 0.34 0.25 1.12 0.98 Debt to total market capitalization1, 2 Interest coverage3 36.7% 2.65 43.0% 2.35 1 Excludes debt related to our on- campus participating properties of $81.9 million and $84.1 million as of September 30, 2010 and December 31, 2009, respectively, as well as net unamortized debt premiums of $9.5 million and discounts of $4.7 million as of September 30, 2010 and December 31, 2009, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $8.8 million and $33.0 million as of September 30, 2010 and December 31, 2009, respectively. 2 Market capitalization is calculated based on a common share price of $30.44 and $28.10 as of September 30, 2010 and December 31, 2009, respectively, and fully diluted common shares totaling 68.5 million and 54.0 million as of September 30, 2010 and December 31, 2009, respectively. 3 Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with on- campus participating properties and Hampton Roads unconsolidated joint venture. Three Months Ended September 30, Nine Months Ended September 30, September 30, 2010 December 31, 2009 Operating Data Operating Statistics 1

Consolidated balance sheets :: $ in thousands American Campus Communities September 30, 2010 December 31, 2009 (unaudited) Assets Investments in real estate: Wholly-owned properties, net $2,302,479 $2,014,970 On-campus participating properties, net 63,292 65,690 Investments in real estate, net 2,365,771 2,080,660 Cash and cash equivalents 203,665 66,093 Restricted cash 26,750 29,899 Student contracts receivable, net 9,764 5,381 Other assets 54,602 52,948 Total assets $2,660,552 $2,234,981 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt $1,099,047 $1,029,455 Senior secured term loan 100,000 100,000 Secured agency facility 101,000 94,000 Accounts payable and accrued expenses 34,224 26,543 Other liabilities 66,493 45,487 Total liabilities 1,400,764 1,295,485 Redeemable noncontrolling interests 36,765 36,722 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 666 521 Additional paid in capital 1,465,500 1,092,030 Accumulated earnings and dividends (240,402) (189,165) Accumulated other comprehensive loss (6,543) (4,356) 1,219,221 899,030 Noncontrolling interests 3,802 3,744 Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 3,802 3,744 Total equity 1,223,023 902,774 Total liabilities and equity $2,660,552 $2,234,981 2

Consolidated statements of operations :: American Campus Communities unaudited, $ in thousands, except share and per share data 2010 2009 $ Change 2010 2009 $ Change Revenues Wholly-owned properties $75,210 $67,713 $7 ,497 $214,951 $197,201 $17,750 On-campus participating properties 4,654 4,433 2 21 16,107 15,229 8 78 Third-party development services 6,056 1,760 4,296 8,258 3,698 4,560 Third-party management services 2,274 2,229 45 6,609 6,576 3 3 Resident services 437 288 1 49 931 7 33 198 Total revenues 88,631 76,423 12,208 2 46,856 223,437 23,419 Three Months Ended September 30, Nine Months Ended September 30, Operating expenses Wholly-owned properties 41,661 37,633 4,028 105,425 99,917 5 ,508 On-campus participating properties 2,857 2,690 1 67 7,876 7,503 373 Third-party development and management services 2,754 2,842 (88) 8,649 8,629 2 0 General and administrative 3,716 1 2,667 1 ,049 9,085 1 8,244 8 41 Depreciation and amortization 19,980 17,977 2,003 55,263 56,900 (1,637) Ground/facility leases 888 474 4 14 2,212 1,478 734 Total operating expenses 71,856 64,283 7,573 1 88,510 182,671 5,839 Operating income 16,775 12,140 4,635 58,346 4 0,766 17,580 Nonoperating income and (expenses) Interest income 42 20 2 2 75 99 (24) Interest expense (15,242) (15,154) (88) (45,504) (45,235) (269) Amortization of deferred financing costs (1,238) (834) (404) (3,295) (2,393) (902) Loss from unconsolidated joint ventures (9) (907) 8 98 (2,134) (1,944) (190) Other nonoperating income 3,901 - 3,901 3,901 402 3,499 Total nonoperating income and (expenses) (12,546) (16,875) 4,329 (46,957) (49,071) 2,114 Income (loss) before income taxes and discontinued operations 4,229 (4,735) 8,964 11,389 (8,305) 19,694 Income tax provision (143) (135) (8) (428) (405) (23) Income (loss) from continuing operations 4,086 (4,870) 8 ,956 10,961 (8,710) 19,671 Discontinued operations Loss attributable to discontinued operations - (877) 877 (4,288) (1,825) (2,463) Loss from disposition of real estate - - - (3,705) - (3,705) Total discontinued operations - (877) 877 (7,993) (1,825) (6,168) Net income (loss) 4,086 (5,747) 9,833 2,968 (10,535) 13,503 Net income attributable to noncontrolling interests (181) (57) (124) (484) (302) (182) Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries $3,905 $(5,804) $9,709 $2,484 $(10,837) $13,321 Net income (loss) per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders – basic and diluted $0 .06 $(0.11) $0.03 $(0.24) Weighted-average common shares outstanding Basic 59,165,472 52,195,869 54,604,300 47,526,198 Diluted 60,794,968 52,195,869 56,295,937 47,526,198 1 General and administrative expenses for the three and nine months ended September 30, 2010 include $0.9 million of acquisition- related costs such as broker fees, due diligence costs and legal and accounting fees. Under previous accounting guidance, such costs would have been capitalized as part of the acquisition; however, under new accounting requirements, these costs are expensed in the period incurred. 3

American Campus Communities Consolidated statements of funds from operations :: unaudited, $ in thousands, except share and per share data 2010 2009 $ Change 2010 2009 $ Change Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries $3,905 $(5,804) $9,709 $2,484 $(10,837) $13,321 Noncontrolling interests 181 5 7 124 484 302 182 Loss from disposition of real estate - - - 3,705 - 3,705 Loss from unconsolidated joint ventures 9 907 (898) 2,134 1 ,944 190 FFO from unconsolidated joint ventures1 26 (308) 334 (1,218) (155) (1,063) Real estate related depreciation and amortization 19,494 18,249 1 ,245 54,342 57,981 (3,639) Funds from operations ("FFO") 23,615 13,101 10,514 61,931 49,235 12,696 Elimination of operations of on-campus participating properties and unconsolidated joint venture: Net loss from on campus participating properties 1 ,268 995 273 558 586 (28) Amortization of investment in on-campus participating properties (1,094) (1,087) (7) (3,253) (3,269) 16 FFO from Hampton Roads unconsolidated joint venture2 - (180) 180 160 – 160 23,789 12,829 10,960 59,396 46,552 12,844 Modifications to reflect operational performance of on-campus participating properties: Our share of net cash flow3 599 223 376 1,391 715 676 Management fees 202 210 (8) 723 709 14 Impact of on-campus participating properties 801 433 368 2,114 1 ,424 690 Gain on remeasurement of equity method investment4 (3,901) - (3,901) (3,901) - (3,901) Elimination of provision for asset impairment - wholly-owned property5 - - - 4,036 - 4,036 Elimination of provision for asset impairments – unconsolidated joint ventures6 - 464 (464) 1,414 4 64 950 Funds from operations-modified ("FFOM") $20,689 $13,726 $6,963 $63,059 $48,440 $14,619 FFO per share - diluted $0.39 $0.24 $1.10 $1.00 FFOM per share - diluted $0.34 $0.25 $1.12 $0.98 Weighted average common shares outstanding - diluted 60,909,931 53,981,650 56,410,900 49,263,052 1 Represents our share of the FFO from three joint ventures in which we are or were a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. On September 1, 2010, the company purchased Fidelity's remaining 90% interest inone of the joint ventures. The 11 properties purchased are now wholly- owned and are consolidated by the company. The company intends to close on the purchase of Fidelity's 90% interest in 3 properties owned through the remaining joint venture during the fourth quarter 2010. 2 Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction. 3 50% expenses capital expenditures interim periods 4 5 6 Represents our share of impairment charges recorded during the periods presented for properties owned through our unconsolidated Fidelity Joint Ventures. of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and expenditures. Represents amounts accrued for the interimperiods. Represents a non- cash gain recorded to remeasure the company's equity method investment in one of the Fidelity joint ventures to fair value as a result of the company purchasing Fidelity's remaining 90% interest in the joint venture on September 1, 2010. Represents an impairment charge recorded during the three months ended March 31, 2010 for Campus Walk - Oxford, a property that was sold in April 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis. 4

WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS[1] ::

$ in thousands

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2010	2009	$ Change	% Change	2010	2009	$ Change	% Change
Wholly-owned property revenues								
Same store properties	$ 68,427	$ 65,489	$ 2,938	4.5%	$ 201,353	$ 194,434	$ 6,919	3.6%
New properties[2]	7,220	2,512	4,708		14,529	3,500	11,029	
Total revenues[3]	$ 75,647	$ 68,001	$ 7,646	11.2%	$ 215,882	$ 197,934	$ 17,948	9.1%
Wholly-owned property operating expenses								
Same store properties	$ 37,710	$ 36,856	$ 854	2.3%	$ 98,834	$ 98,558	$ 276	0.3%
New properties[2]	3,951	777	3,174		6,591	1,359	5,232	
Total operating expenses	$ 41,661	$ 37,633	$ 4,028	10.7%	$ 105,425	$ 99,917	$ 5,508	5.5%
Wholly-owned property net operating income								
Same store properties	$ 30,717	$ 28,633	$ 2,084	7.3%	$ 102,519	$ 95,876	$ 6,643	6.9%
New properties[2]	3,269	1,735	1,534		7,938	2,141	5,797	
Total net operating income	$ 33,986	$ 30,368	$ 3,618	11.9%	$ 110,457	$ 98,017	$ 12,440	12.7%

[1] Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Riverside Estates (sold in December 2009); Cambridge at Southern (sold in March 2010); and Campus Walk - Oxford (sold in April 2010).

[2] Includes Barrett Honors College, which completed construction and opened for occupancy in August 2009, University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010, Sanctuary Lofts, which was purchased in July 2010, and 11 properties purchased from one of the Fidelity Joint Ventures in September 2010 in which we previously had a 10% interest. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. Including Campus Trails in the same store property grouping for the three and nine months ended September 30, 2010 would not have materially changed the same store results of operations.

[3] Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

AMERICAN CAMPUS COMMUNITIES :: 5

SEASONALITY OF OPERATIONS[1] :: $ in thousands, except for per bed amounts

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	Total/Weighted Average
Same store properties[2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 489	$ 490	$ 485	$ 480	$ 486
Other income per occupied bed per month[3]	31	34	37	52	38
Total revenue per occupied bed	**$ 520**	**$ 524**	**$ 522**	**$ 532**	**$ 524**
Average number of owned beds	44,402	44,402	44,402	44,449[4]	44,414
Average physical occupancy for the quarter	96.0%	96.3%	94.5%	96.4%	95.8%
Total revenue	$ 66,400	$ 67,160	$ 65,766	$ 68,427	$ 267,753
Property operating expenses	29,311	30,365	30,759	37,710	128,145
Net operating income	$ 37,089	$ 36,795	$ 35,007	$ 30,717	$ 139,608
Operating margin	*55.9%*	*54.8%*	*53.2%*	*44.9%*	*52.1%*
New properties[5]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 633	$ 617	$ 615	$ 460	$ 550
Other income per occupied bed per month[3]	8	21	86	52	41
Total revenue per occupied bed	**$ 641**	**$ 638**	**$ 701**	**$ 512**	**$ 591**
Average number of owned beds	2,201	2,377	2,729	5,485	3,198
Average physical occupancy for the quarter	96.2%	94.0%	52.7%	85.7%	82.0%
Total revenue	$ 4,076	$ 4,284	$ 3,025	$ 7,220	$ 18,605
Property operating expenses	915	1,111	1,529	3,951	7,506
Net operating income	$ 3,161	$ 3,173	$ 1,496	$ 3,269	$ 11,099
Operating margin	*77.6%*	*74.1%*	*49.5%*	*45.3%*	*59.7%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 496	$ 496	$ 489	$ 478	$ 490
Other income per occupied bed per month[3]	29	34	39	52	39
Total revenue per occupied bed	**$ 525**	**$ 530**	**$ 528**	**$ 530**	**$ 529**
Average number of owned beds	46,603	46,779	47,131	49,934	47,612
Average physical occupancy for the quarter	96.0%	96.1%	92.1%	95.2%	94.9%
Total revenue	$ 70,476	$ 71,444	$ 68,791	$ 75,647	$ 286,358
Property operating expenses	30,226	31,476	32,288	41,661	135,651
Net operating income	$ 40,250	$ 39,968	$ 36,503	$ 33,986	$ 150,707
Operating margin	*57.1%*	*55.9%*	*53.1%*	*44.9%*	*52.6%*

1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Riverside Estates (sold in December 2009), Cambridge at Southern (sold in March 2010), and Campus Walk - Oxford (sold in April 2010).
2. Includes all properties owned during the full year ended December 31, 2009.
3. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.
4. Average number of owned beds for the quarter ended September 30, 2010 includes the average incremental increase related to an additional 80 beds at one property that were converted from existing retail space and opened for occupancy in Fall 2010.
5. Includes Barrett Honors College, which completed construction and opened for occupancy in August 2009, University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010, Sanctuary Lofts, which was purchased in July 2010, and 11 properties purchased from one of the Fidelity Joint ventures in September 2010 in which we previously had a 10% interest. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010.

AMERICAN CAMPUS COMMUNITIES :: 6

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2010 :: $ in thousands

Market Capitalization	
Total Debt[1]	$ 1,208,662
Total Equity Market Value[2]	2,084,591
Total Market Capitalization	**$ 3,293,253**
Debt to Total Market Capitalization	36.7%
Interest Coverage[3]	2.65

	Principal Outstanding[1]	Weighted Average Interest Rate	Average Term To Maturity
Fixed Rate Mortgage Loans[4]	$ 907,662	5.7%	4.1 Yrs
Variable Rate Construction Loan[5]	100,000	1.5%	0.2 Yrs
Revolving Credit Facility	-	-	1.9 Yrs
Secured Agency Facility[6]	101,000	2.3%	3.9 Yrs
Senior Secured Term Loan[7]	100,000	3.6%	0.6 Yrs
Total/Weighted Average	**$ 1,208,662**	**4.9%**	**3.5 Yrs**

Fixed Rate Mortgage Loans Maturity Schedule


$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$0
$153,693[8]
$81,185
$82,286
$98,852
$197,757
$163,208
$119,000
$11,681
2010
2011
2012
2013
2014
2015
2016
2017
2018+

1 Excludes debt related to our on- campus participating properties totaling $81.9 million with a weighted average interest rate of 7.18% and average term to maturity of 9.7 years. Also excludes net unamortized debt premiums of $9.5 million as well as our share of debt from our unconsolidated joint venture with Fidelity totaling $8.8 million.

2 Based on share price of $30.44 as of September 30, 2010. Assumes conversion of all common and preferred Operating Partnership units as well as any other securities convertible into common shares.

3 Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on- campus participating properties and Hampton Roads unconsolidated joint venture.

4 Includes $201 million of mortgage loans assumed in connection with the company's September 1, 2010 acquisition of the remaining 90% interest in a joint venture with Fidelity in which we previously held a 10% interest. Does not include debt premiums of $14.3 million recorded to reflect the fair value of the debt assumed.

5 This loan matures in December 2010, at which time the company intends to exercise its option to extend the maturity through December 2011.

6 Includes an additional $7 million drawn on this facility in July 2010.

7 This loan matures in May 2011, at which time the company intends to exercise its option to extend the maturity through May 2012.

8 Three loans with GECC, totaling $71 million, have two one - year extension options for which the company currently expects to qualify.

AMERICAN CAMPUS COMMUNITIES :: 7

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2010[1] ::

summary

Property Type	Units	Beds	Physical Occupancy at September 30, 2010	2009	Fall 2010 Rental Rate Change	Rental Revenue per Occupied Bed for Academic Year[2] 2010/2011	2009/2010	Change
Same Store Wholly-owned Properties (Legacy)	7,869	24,828	98.2%	96.2%	2.2%	$ 567.95	$ 552.47	2.8%
Same Store Wholly-owned Properties (GMH)	6,825	21,375	98.6%	95.5%	1.4%	440.23	433.72	1.5%
Same Store Wholly-owned Properties - Total	**14,694**	**46,203**	**98.4%**	**95.9%**	**1.9%**	**$ 508.73**	**$ 497.82**	**2.2%**
Properties Acquired from Joint Venture in September 2010[3]	2,104	6,806	96.8%	94.7%	2.2%	$ 460.70	$ 449.26	2.5%
Other New Properties[4]	533	1,495	93.4%	88.5%[5]	8.5%[5]	450.68	n/a	n/a
Wholly-owned Properties - Total	**17,331**	**54,504**	**98.1%**	**95.6%**	**2.0%[6]**	**$ 501.28**	**n/a**	**n/a**
On-campus Participating Properties	1,863	4,519	99.2%	97.6%				
Joint Venture Properties To Be Acquired[7]	480	1,728	98.5%	92.8%	3.3%			
Joint Venture Properties - Other[8]	372	1,280	92.9%	76.9%				

[1] Excludes Riverside Estates, Cambridge at Southern, and Campus Walk - Oxford, which were sold in December 2009, March 2010, and April 2010, respectively.

[2] Represents average rental revenue per occupied bed for the academic years presented.

[3] Represents 11 properties purchased from a joint venture with Fidelity in September 2010 in which we previously held a 10% interest.

[4] Includes University Heights, a 528-bed property that was purchased from one of the Fidelity joint ventures in March 2010, Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010, and Sanctuary Lofts, a 487-bed property purchased in July 2010.

[5] Excludes Sanctuary Lofts, as this property was not owned or under ACC management as of September 30, 2009.

[6] Excludes Sanctuary Lofts and the properties acquired from the joint venture in September 2010, as these properties were not owned as of September 30, 2009.

[7] Represents 3 properties to be purchased from a joint venture with Fidelity in the fourth quarter 2010 in which we hold a 10% interest.

[8] Represents two properties that will remain in an existing joint venture with Fidelity in which we own a 10% interest.

AMERICAN CAMPUS COMMUNITIES :: 8

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2010 ::
detail – properties with rental rate growth above 3%

	Physical Occupancy at September 30, 2010	Physical Occupancy at September 30, 2009	Fall 2010 Rental Rate Change
1 Pirates Place Townhomes	90.3%	82.6%	18.9%
2 University Manor	98.8%	99.3%	6.8%
3 Pirates Cove	98.7%	95.9%	5.0%
4 The Enclave	99.2%	99.2%	4.8%
5 University Meadows	98.9%	97.4%	4.6%
6 University Village at Boulder Creek	98.7%	98.7%	4.5%
7 University Mills	99.0%	98.8%	4.4%
8 The Highlands	89.8%	99.0%	4.3%
9 University Crossings	99.4%	99.1%	4.3%
10 University Trails	99.1%	97.4%	4.3%
11 The Callaway House	103.5%	103.5%	4.3%
12 Brookstone Village	102.5%	99.2%	4.1%
13 Campus Corner	98.7%	96.5%	4.1%
14 The Club	97.5%	97.7%	4.0%
15 The Centre	99.0%	98.3%	4.0%
16 Vista del Sol	100.0%	95.4%	4.0%
17 University Club Apartments	97.9%	93.9%	3.8%
18 Abbott Place	98.9%	99.4%	3.8%
19 The Outpost - San Antonio	100.0%	99.9%	3.7%
20 The Outpost - San Marcos	99.6%	99.2%	3.5%
21 The Edge - Orlando	99.5%	99.1%	3.4%
22 The Village at Blacksburg	99.0%	99.4%	3.3%
23 Barrett Honors College	98.1%	95.1%	3.1%
24 Villas at Chestnut Ridge	99.1%	99.3%	3.1%
25 Entrada Real	99.2%	99.7%	3.1%
26 River Club Apartments	96.8%	96.0%	3.1%
27 Sunnyside Commons	101.2%	98.8%	3.0%
28 College Club Tallahassee	98.2%	97.9%	3.0%
29 The Greens at College Club	98.8%	100.0%	3.0%
Subtotal - Properties With Rental Rate Growth Above 3%	**98.5%**	**97.4%**	**4.1%**

AMERICAN CAMPUS COMMUNITIES :: 9

Portfolio overview as of September 30, 2010 :: detail – properties with rental rate growth between 0% and 2.99% Fall 2010 Rental Rate Change 2010 2009 30 The Village on Sixth Avenue 97.3% 96.5% 2.9% 31 Aggie Station 99.6% 99.8% 2.9% 32 River Walk Townhomes 97.6% 98.5% 2.9% 33 Stone Gate Apartments 99.4% 98.5% 2.8% 34 University Place 93 9% 88 8% 2 8% Physical Occupancy at September 30, 93.9% 88.8% 2.8% 35 Campus Way 98.1% 99.0% 2.8% 36 Olde Towne University Square 99.8% 96.5% 2.8% 37 University Village at Sweethome 99.3% 99.8% 2.8% 38 University Pointe 99.4% 98.4% 2.6% 39 University Club Townhomes 99.2% 99.3% 2.6% 40 The Grove at University Club 97.7% 95.3% 2.6% 41 Raider's Pass 99.2% 99.0% 2.6% 42 University Village Temple 98.9% 98.7% 2.5% 43 Royal Oaks 100.0% 100.0% 2.4% 44 Royal Pavilion 99.5% 100.0% 2.4% 45 Royal Village Tallahassee 98.6% 97.9% 2.4% 46 Royal Lexington 98.9% 95.9% 2.4% 47 Hawks Landing 98.6% 83.5% 2.2% 48 Callaway Villas 99.4% 84.1% 2.1% 49 Southview Apartments 98.9% 96.5% 2.0% 50 Peninsular Place 98.3% 93.9% 1.6% 51 Jacob Heights I 90.7% 64.8% 1.6% 52 Jacob Heights III 94.8% 74.0% 1.6% 53 The Summit 99.0% 98.4% 1.6% 54 Campus Club - Statesboro 95.3% 95.5% 1.5% 55 Northgate Lakes 99.3% 98.2% 1.4% 56 University Centre 97.9% 89.7% 1.4% 57 University Gables 96.5% 95.2% 1.1% 58 Campus Ridge 97.0% 90.2% 1.1% 59 Raider's Crossing 99.3% 97.5% 0.8% 60 The Village at Alafaya Club 99.4% 98.9% 0.6% 61 The Village at Science Drive 99.2% 99.5% 0.4% 62 Newtown Crossing 98.3% 88.6% 0.1% 63 Cityparc at Fry Street 98.8% 97.8% 0.1% AMERICAN CAMPUS COMMUNITIES :: 98 8% 9 8% 0% 98.3% 95.4% 1.9% Subtotal - Properties With Rental Rate Growth Between 0% and 2.99% 10

Portfolio overview as of September 30, 2010 :: detail – properties reducing rental rates Fall 2010 Physical Occupancy at Rental Rate Change 2010 2009 64 GrandMarc - Seven Corners 125.9% 108.2% -0.1% 65 The Woods at Greenland 97.8% 96.0% -0.4% 66 University Village - Sacramento 100.0% 87.8% -0.4% 67 University Pines 97.8% 97.3% -0.6% 68 The Commons 97 7% 84 3% 0 7% September 30, 97.7% 84.3% -0.7% 69 Tower at 3rd 94.1% 99.0% -1.8% 70 Campus Walk - Wilmington 103.4% 84.1% -2.1% 71 Villas on Apache 87.8% 73.3% -2.3% 72 University Village-Fresno 85.7% 98.8% -2.6% 73 Lakeside Apartments 97.3% 92.1% -3.2% 74 The Estates 95.3% 97.1% -3.5% 75 Willowtree Apartments 99.5% 84.0% -4.8% 76 Willowtree Towers 99.6% 83.7% -4.8% 77 Royal Village Apartments 94.0% 97.8% -5.1% 78 Aztec Corner 98.2% 99.3% -16.2% 98.2% 93.1% -4.1% Subtotal - Properties Reducing Rental Rates Total - All Same Store Properties 98.4% 95.9% 1.9% AMERICAN CAMPUS COMMUNITIES :: 11

PORTFOLIO OVERVIEW AS OF SEPTEMBER 30, 2010 ::
detail – new properties

		Physical Occupancy at September 30,		Fall 2010 Rental Rate Change
		2010	2009	
Properties Acquired From Joint Venture in September 2010[1]				
79	Lion's Crossing	99.4%	99.1%	4.2%
80	Nittany Crossing	99.4%	99.1%	5.2%
81	State College Park	99.5%	98.9%	5.4%
82	The View	97.1%	93.6%	3.2%
83	Chapel Ridge	98.5%	94.1%	2.7%
84	Chapel View	97.2%	96.6%	2.7%
85	University Oaks	98.9%	86.4%	-3.0%
86	Blanton Common	88.6%	87.8%	-6.1%
87	Burbank Commons	98.3%	98.7%	3.9%
88	University Crescent	99.0%	99.2%	6.0%
89	University Greens	90.5%	90.5%	0.8%
Subtotal - Properties Acquired From Joint Venture in September 2010		**96.8%**	**94.7%**	**2.2%**
Other New Properties				
90	University Heights	97.7%	79.0%	14.3%
91	Campus Trails	84.2%	99.0%	3.6%
92	Sanctuary Lofts	97.9%	n/a	n/a
Subtotal - Other New Properties		**93.4%**	**88.5%[2]**	**8.5%[2]**
Total - All Wholly-owned Properties		**98.1%**	**95.6%**	**2.0%[3]**
Joint Venture Properties To Be Acquired[4]				
1	The Edge - Charlotte	98.6%	96.1%	7.5%
2	University Walk	97.9%	99.8%	3.6%
3	Uptown Apartments	98.9%	82.0%	-1.3%
Subtotal - Joint Venture Properties To Be Acquired		**98.5%**	**92.8%**	**3.3%**

1 Represents 11 properties purchased from a joint venture with Fidelity in September 2010 in which we previously held a 10% interest.

2 Excludes Sanctuary Lofts, as this property was not owned or under ACC management as of September 30, 2009.

3 Excludes Sanctuary Lofts and the properties acquired from the joint venture in September 2010, as these properties were not owned as of September 30, 2009.

4 Represents 3 properties to be purchased from a joint venture with Fidelity in the fourth quarter 2010 in which we hold a 10% interest.

AMERICAN CAMPUS COMMUNITIES :: 12

OWNED DEVELOPMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete[1]	Scheduled to Open for Occupancy
Lobo Village - ACE	Albuquerque, NM	University of New Mexico	216	864	$ 39,200	16%	August 2011
Villas at Babcock	San Antonio, TX	Univ. of Texas - San Antonio	204	792	35,400	26%	August 2011
Villas on Sycamore	Huntsville, TX	Sam Houston State University	170	680	28,000	12%	August 2011
					$ 102,600		

OWNED DEVELOPMENT PIPELINE[2]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Portland State University - ACE[3]	Portland, OR	Portland State University	Q4 2010	980	$ 80,000	August 2012
Northern Arizona University - ACE[3]	Flagstaff, AZ	Northern Arizona University	Q2 2011	1,100	79,800	August 2012
Amherst Development[4]	Amherst, NY	University of Buffalo	Q3 2011	TBD	TBD	August 2012
ASU - West Campus Phase I - ACE[3]	Phoenix, AZ	Arizona State University	Q2 2011	360	14,300	August 2012
ASU - West Campus Phase II - ACE[3]	Phoenix, AZ	Arizona State University	TBD	TBD	TBD	TBD
ASU Component III - ACE[3]	Tempe, AZ	Arizona State University	Q2 2011/2012	1,150	70,000	Aug 2012/2013
Carbondale Development[4]	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
Univ. of New Mexico Phase II - ACE[3]	Albuquerque, NM	University of New Mexico	TBD	1,000	TBD	TBD
					$ 276,200	

1 Based on costs incurred under the general construction contract as of September 30, 2010. As of September 30, 2010, the total Construction in Progress balance is $19.4 million, representing costs incurred under the total project budget.

2 Does not include undeveloped land parcels in 5 university markets totaling $18.7 million.

3 ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

4 Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

AMERICAN CAMPUS COMMUNITIES :: 13

Third-party development update :: $ in thousands 2010 2009 $ Change 2010 2009 $ Change Nine Three Months Ended September 30, Months Ended September 30, Development services revenue $6,056 $1,760 $4,296 $8,258 $3,698 $4,560 % of total revenue 6.8% 2.3% 3.3% 1.7% RECENTLY COMPLETED PROJECTS Project Units Beds Total Fees Completed Hampton Roads Military Housing Norfolk, VA United States Navy 1,190 2,367 $ 3,542 July 2010 University of California, Irvine - Phase III Irvine, CA University of California - Irvine 720 1,763 7,570 1 August 2010 4 300 Q4 2010 Location Primary University/ Institution Served Boise State University4 Boise, Boise State University n/a n/a $11,412 CONTRACTED PROJECTS IN PROGRESS Project Units Beds Total Fees Fees Earned to Date Fees Earned in Current Year Remaining Fees2 Scheduled Completion Cleveland State University3 Cleveland, OH Cleveland State University 163 600 $2,535 $1,928 $428 $607 August 2010/2011 Edinboro University - Phase II Edinboro, PA Edinboro University 277 856 2,193 1 ,251 1,251 9 42 August 2011 Location Primary University/Institution Served $4 ,728 $3,179 $1,679 $1 ,549 ON-CAMPUS AWARD PIPELINE5 Project Estimated Fees CUNY - Staten Island6 Staten Island, NY $3 ,250 Illinois State University Normal, IL 2,500 Northern Illinois University Dekalb, IL 4,000 Anticipated Financing Structure Third-party Location Third-party Q4 2010 / Q1 2011 Anticipated Commencement Third-party Q1 2011 Q1 2011 Princeton University Princeton, NJ Undetermined TBD Univ. of California, Irvine - Future Phases7 Irvine, CA TBD University of Wyoming Laramie, WY TBD $9,750 Undetermined Q1 2013 TBD Undetermined TBD 1 2 As of September 30, 2010. 3 4 5 In April 2010, the University informed the company that the Idaho State Board of Education did not approve the Ground Lease Agreement between the company and BSU. The University subsequently decided to proceed with building a portion of the project themselves utilizing traditional University debt. Pursuant to the terms of the Memorandum of Understanding, the University is obligated to reimburse ACC’s cost and, upon commencement of construction of the project, compensate the company for previously rendered predevelopment services. Fees are shown net of costs incurred to provide the predevelopment services. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions. Does not include construction savings of $4.7 million recognized as development services revenue during the third quarter 2010 as a result of sharing in cost savings on the project. The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011. AMERICAN CAMPUS COMMUNITIES :: 6 7 The University is considering several options for this project, including a smaller project containing fewer beds than originally anticipated. Any changes to the size of the project could reduce the estimated fees earned by the company. Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with the company, they would be considered part of the original procurement. 14

MANAGEMENT SERVICES UPDATE :: $ in thousands

	Three Months Ended September 30, 2010	2009	$ Change	Nine Months Ended September 30, 2010	2009	$ Change
Management services revenue	$ 2,274	$ 2,229	$ 45	$ 6,609	$ 6,576	$ 33
% of total revenue	2.6%	2.9%		2.7%	2.9%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approximate Beds	Stabilized Annual Fees [1]	Actual or Anticipated Commencement
Bayside Village	Portland, ME	Several Local Schools	400	$ 80	February 2010
Hampton Roads - New Housing	Norfolk, VA	Department of the Navy	2,367	500 [2]	July 2010
Georgia Gwinnett College	Lawrenceville, GA	Georgia Gwinnett College	1,030	250	August 2010
University of California, Irvine-Phase III	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State University	Cleveland, OH	Cleveland State University	330	80 [3]	August 2010/2011
IPFW Phase III	Fort Wayne, IN	Indiana University-Purdue University Fort Wayne	450	50 [3]	August 2010
University of Houston - Victoria	Victoria, TX	University of Houston - Victoria	250	50	August 2010
CUNY - Staten Island[4]	Staten Island, NY	City University of New York	600	275	August 2012
				$ 2,115	

DISCONTINUED MANAGEMENT CONTRACTS

Property / Properties	Location	University / Institution Served	Approximate Beds	2010 Fee Contribution Prior to Termination	Discontinued As Of
11-property Joint Venture Portfolio[5]	Various	Various	6,806	$ 980	September 2010
3-property Joint Venture Portfolio[5]	Various	Various	1,728	310	Q4 2010
College Club	Fort Myers, FL	Florida Gulf Coast University	504	95	October 2010
				$ 1,385	

[1] Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
[2] The development of the project was completed in phases, with the final phase completed in July 2010.
[3] Fee amount is a net increase as this facility will replace other housing which will be demolished or will be an incremental increase in beds.
[4] Management contract is contingent upon the successful closing and completion of development project and negotiation of management agreement.
[5] Represents properties acquired or to be acquired from two joint ventures with Fidelity in which we previously held a 10% interest.

AMERICAN CAMPUS COMMUNITIES :: 15

INVESTOR INFORMATION ::

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Michelle Ko / Andrew Ryu	Bank of America / Merrill Lynch	(646) 855-1802 / (212) 449-6237	m.ko@baml.com / andrew.ryu@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462	ssakwa@isigrp.com / slaughlin@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Haendel E. St. Juste	Keefe, Bruyette & Woods	(212) 887-3842	hstjuste@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum / Dustin Pizzo	UBS Investment Research	(212) 713-2484 / (212) 713-4847	ross.nussbaum@ubs.com / dustin.pizzo@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com





AMERICAN CAMPUS COMMUNITIES :: 16

Forward-looking statement :: In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.